UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Report to Shareholders

Institutional Concentrated International Equity Fund	April 30, 2014

Highlights
  International stock markets posted solid gains in the six-month period ended April 30, 2014.
  The fund’s objective is long-term growth of capital through investments in stocks of non-U.S. companies.
  The portfolio is considered “concentrated” and will typically invest in a relatively small number of holdings. Additionally, the fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single company or sector than is permitted in a “diversified” fund.
  While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection drives our decision-making.

The views and opinions in this report were current as of April 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Concentrated International Equity Fund

Dear Investor

We are pleased to report solid results for the portfolio in the first half of its fiscal year ended April 30, 2014. The fund’s performance benefited from stock selection and, to a lesser extent, sector and regional allocation decisions. Because we manage a concentrated portfolio, we keep a close eye on risk, seeking to protect against losses by remaining disciplined from a valuation perspective. Our investment style attempts to discern whether expectations as priced by the market are correct. We focus on best-in-class companies with durable competitive advantages and exceptional financials as evidenced by their ability to generate free cash flow and create shareholder value over time.

The Institutional Concentrated International Equity Fund returned 7.24% for the six months ended April 30, 2014, compared with 4.67% for the MSCI EAFE Index. Stock selection in the telecommunication services, financials, and energy sectors provided strong positive contributions to relative performance. Stock selection in health care and industrials and business services modestly detracted. Sector allocation decisions generated a positive contribution to relative results overall.

From a regional perspective, stock selection was especially strong in Japan, Europe, and the UK, which, combined, represent more than 77% of the portfolio. The fund’s overweight in Europe and the UK provided a tailwind to performance as did the underweight allocation to Japan. Our holdings in the Pacific ex-Japan region generated a modest contribution to absolute and relative results. Only our small positions in Canada and the emerging Europe, Middle East, and Africa region detracted from relative returns.

Market Environment

Europe led global market returns over the past six months. To some extent, the gains reflected signs that the eurozone was finally emerging from recessionary conditions. Overall, the eurozone economy has continued to show resilience and sustained positive momentum, especially the hardest-hit countries, such as Spain, Italy, and Greece. Investors also reacted to a continued stream of monetary accommodation by the European Central Bank (ECB), which cut interest rates further at the start of our fiscal year in an attempt to stimulate growth. Investor sentiment has improved from extremely depressed levels, which led to rising valuations and higher European stock prices, especially in value-oriented stocks, over the past six months. Eurozone inflation remained well below the ECB’s 2% target. This has prompted speculation that the central bank would consider stimulus efforts to reverse the trend, which may include additional interest rate cuts among other measures.

As I pen this letter, first-quarter reporting is coming to an end, and, in aggregate, the results have been lackluster. European peripheral countries, which bottomed in the first half of 2012, outperformed in the last six months thanks to a dramatic compression in sovereign spreads helped by the famous “whatever it takes” speech by ECB chairman Mario Draghi in the summer of 2012. Fears over a eurozone breakup and sovereign defaults have dissipated, and the future for the eurozone appears somewhat brighter. While several markets posted substantial gains from their lows, valuations for select companies remain reasonable. Because we manage a concentrated portfolio, forced displacement to better ideas is part of our investment process. We took profits in several European positions and used the proceeds to purchase emerging markets stocks that, in our view, were oversold. Emerging markets were overly punished in the second half of 2013, and we think that the asset class bottomed in the first quarter of 2014.

Portfolio Review

Our investment style attempts to discern whether expectations as priced by the market are reasonable. We focus on best-in-class companies with durable competitive advantages and exceptional financials as evidenced by their ability to generate free cash flow and create shareholder value over time. Ultimately, the fund’s strategy relies on bottom-up stock selection and our research analysts’ ability to pick long-term winners.

Our telecommunication services sector overweight increased during the period, and it was the portfolio’s top absolute and relative performing sector due to stock selection. Valuations remain attractive and we are starting to see the first signs of consolidation across Europe, which should drive better returns for our newly initiated positions in German holdings Deutsche Telekom and Telefonica Deutschland Holding. Our best-performing stocks in the segment included Telecom Italia, China Unicom, (a new purchase during the period), and Nippon Telegraph & Telephone (NTT). Telecom Italia rose as investors gained confidence that the firm would be able to sell its stake in TIM Brazil, bolstering its balance sheet. Earnings for the first quarter were also strong, and the company reiterated its plan to stabilize revenues over the next three years. NTT, one of Japan’s largest telecom providers, surged following the announcement that it would repurchase nearly 34 million shares. Additionally, it seems that the company’s 100 billion yen capex reduction program will sustain already high shareholder returns and push return on invested capital above the company’s weighted cost of capital. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We have maintained an underweight allocation to financials, which is partly the result of avoiding Australian banks and the large Japanese financial institutions. We also locked in profits and eliminated Bankia, Sampo, and Swedbank after they posted strong performances. Bankia’s shares rallied on the gradual healing of the broader Spanish economy, consolidation in the banking industry, and on improved investor sentiment toward the banking sector in Europe. Sampo has been one of the portfolio’s strongest long-term positions—held since the portfolio’s inception. We eliminated the Finnish life and property and casualty insurer as its shares approached our assessment of fair value.

When I wrote the shareholder letter six months ago, our energy holdings had been performing poorly. We owned quality companies we’d bought at good prices, but our investment thesis hadn’t played out. However, our patience paid off, and these holdings recovered nicely during the period. The portfolio’s best absolute performance contributor for the past six months was Inpex, a Japanese oil and gas exploration and production company with a huge offshore project in Western Australia. Inpex’s stock has done well because investors expect the project to start producing gas in the next few years. The third-best contributor was Royal Dutch Shell. The company has a new CEO who has stated his commitment to improving capital discipline (spending money on higher-returning projects), selling off assets that aren’t performing well, and improving cash flow generation. Both Inpex and Shell generated strong relative performance contributions for the past six months. We also bought Brazil’s oil giant Petrobras at a great (low) price based on its compelling valuation and its potential to improve profitability via higher volumes, expanding refining capacity, and pricing power in its domestic market. We realized our target price for the stock during the reporting period and locked in our gains.

We established two new utilities holdings, SSE and GDF Suez. We waited for an opportunistic entry price, which allowed us to build sizable positions at what we thought was a very low average cost, and both of these names have generated strong performance. Also within the period, we eliminated E.ON and Snam from the sector, which kept our utilities holdings at a modest underweight versus the benchmark. Stock selection within the sector was a strong positive contributor to relative performance.

From a regional perspective, stock selection was especially strong in Japan, Europe, and Latin America. We added to our emerging markets positions in the first quarter of 2014. New positions in Petrobras, Yandex, and China Unicom have, in a short period, provided solid positive results. Our disciplined process of waiting patiently for the right entry price has paid off handsomely.

Of note, Yandex is the first Russian stock to be added to the portfolio. We simply could not resist the sell-off in the Russian market and the too-good-to-pass entry point for a great company that ticks all our boxes in terms of investment characteristics. It has a dominant market position, a strong free cash flow yield, a solid balance sheet, and a seasoned management team.

Of course, every time we add a new name to the portfolio, we also look to see what company will be eliminated due to forced displacement. On several occasions, we have gone above 60 holdings, the maximum number of companies that we want to hold at any one time, but it is usually because we haven’t completely sold the outgoing company’s shares. We only eliminated and booked an absolute loss on three stocks during the past six months. They were Imperial Tobacco, BIC, and Eldorado Gold.

Investment Outlook

The leading indicators continue to point to an improving macroeconomic picture, especially in Europe, albeit perhaps at a slower pace than recently. Overall, the sentiment among the management teams with which we are speaking is generally optimistic, investor sentiment is also improving, and, in our view, stocks remain attractively valued, although we need to pick our spots. Identifying companies with strong underlying fundamentals, durable businesses, and advantageous market positions is both more challenging and of paramount importance. The tide that has lifted all boats may be receding slightly and we intend to remain selective about the companies we own and the price we pay for their stock.

Geographically, we’re finding the most opportunities in Europe and emerging markets. We took advantage of last year’s rally in Japan, following the optimism surrounding the launch of “Abenomics,” and locked in profits across the board as we believed the advance had been too strong and too swift. Early in the reporting period, we had the most significant underweight to Japan since the fund’s inception. It benefited our relative results in the past six months as the Japanese market suffered a steep sell-off. However, we’re starting to find more opportunities there, and recent additions are reducing our underweight exposure. However, as always, we are adding stocks that hold promise based on their fundamentals, rather than any broader sentiment about Japan.

We do not attempt to predict how the markets will perform, but by remaining true to our investment style, we are committed to delivering strong longer-term absolute and relative returns. We believe that our deep fundamental research platform and our unwavering focus on bottom-up stock selection will be critical to investment success.

Thank you for your confidence and for investing with T. Rowe Price.

Respectfully submitted,

Federico Santilli
Chairman of the fund’s Investment Advisory Committee

May 15, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Concentrated International Equity Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Concentrated International Equity Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Concentrated International Equity Fund
April 30, 2014 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2014. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/14	Value 10/31/13
T. Rowe Price Reserve Investment Fund, 0.06%	¤	¤	$ 1	$ 17,507	$ 1,089
Totals			$ 1	$ 17,507	$ 1,089

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 17,507
Dividend income	1
Interest income	-
Investment income	$ 1
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Concentrated International Equity Fund
April 30, 2014 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $133,736)	$	137,880
Receivable for investment securities sold		2,923
Dividends receivable		462
Receivable for shares sold		219
Cash		61
Other assets		4,372
Total assets		145,917
Liabilities		
Payable for investment securities purchased		2,877
Investment management fees payable		57
Due to affiliates		10
Other liabilities		4,309
Total liabilities		7,253
NET ASSETS	**$**	**138,664**
Net Assets Consist of:		
Undistributed net investment income	$	671
Accumulated undistributed net realized gain		1,478
Net unrealized gain		4,146
Paid-in capital applicable to 11,061,694 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		132,369
NET ASSETS	**$**	**138,664**
NET ASSET VALUE PER SHARE	**$**	**12.54**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Concentrated International Equity Fund
(Unaudited)
($000s)

6 Months Ended 4/30/14
Investment Income (Loss)	
Dividend income (net of foreign taxes of $65)	$ 807
Expenses	
Investment management	107
Prospectus and shareholder reports	3
Custody and accounting	71
Registration	17
Legal and audit	14
Miscellaneous	6
Reductions of fees and expenses	
Investment management fees waived	(41)
Expenses reimbursed by manager	(51)
Total expenses	126
Net investment income	681
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	1,505
Foreign currency transactions	63
Net realized gain	1,568
Change in net unrealized gain / loss	
Securities	2,857
Other assets and liabilities denominated in foreign currencies	2
Change in net unrealized gain / loss	2,859
Net realized and unrealized gain / loss	4,427
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 5,108**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Concentrated International Equity Fund
(Unaudited)
($000s)

6 Months Ended 4/30/14	Year Ended 10/31/13
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 681	$ 169
Net realized gain	1,568	1,110
Change in net unrealized gain / loss	2,859	717
Increase in net assets from operations	5,108	1,996
Distributions to shareholders		
Net investment income	(168)	(161)
Net realized gain	(1,050)	(364)
Decrease in net assets from distributions	(1,218)	(525)
Capital share transactions*		
Shares sold	125,445	–
Shares redeemed	(76)	–
Increase in net assets from capital share transactions	125,369	–
Net Assets		
Increase during period	129,259	1,471
Beginning of period	9,405	7,934
End of period	**$ 138,664**	**$ 9,405**
Undistributed net investment income	671	158
*Share information		
Shares sold	10,368	–
Shares redeemed	(6)	–
Increase in shares outstanding	10,362	–

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Concentrated International Equity Fund
April 30, 2014 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Concentrated International Equity Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on July 27, 2010. The fund seeks long-term growth of capital through investments in stocks of non-U.S. companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $131,098,000 and $23,400,000, respectively, for the six months ended April 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At April 30, 2014, the cost of investments for federal income tax purposes was $133,858,000. Net unrealized gain aggregated $4,024,000 at period-end, of which $5,378,000 related to appreciated investments and $1,354,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2014, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 28, 2015. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver. Pursuant to this agreement, management fees in the amount of $41,000 were waived and expenses in the amount of $51,000 were reimbursed by Price Associates during the six months ended April 30, 2014. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $681,000 remain subject to repayment by the fund at April 30, 2014.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended April 30, 2014, expenses incurred pursuant to these service agreements were $59,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 4,862,792 shares of the fund, representing 44% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract and Subadvisory Contract. In connection with their deliberations, the Board requested, and the Advisor provided such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services, compliance, maintaining the fund’s records and registrations, and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the three-year and since-inception periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio (after including management fee waivers and/or expenses paid by the Advisor pursuant to the expense limitation) were below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2014